March 22, 2000

                 DREYFUS INSTITUTIONAL SHORT-TERM TREASURY FUND

                               SUPPLEMENT TO THE
                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED FEBRUARY 1, 2000


     THE FOLLOWING INFORMATION REPLACES ALL CONTRARY INFORMATION CONTAINED IN THE SECTIONS OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") ENTITLED
"DESCRIPTION   OF  THE  FUND",   "MANAGEMENT   OF  THE  FUND"  AND   "MANAGEMENT
ARRANGEMENTS":

     Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

     THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") ENTITLED "MANAGEMENT OF THE FUND - OFFICERS OF THE FUND":

Stephen E. Canter,  President.  President,  Chief Operating  Officer,  and Chief
     Investment  Officer of the  Manager,  and an  officer  of other  investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President. Vice President, Secretary and General Counsel to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Michael A. Rosenberg, Secretary. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Steven F. Newman,  Assistant Secretary.  Associate General Counsel and Assistant
     Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Robert R.  Mullery,  Assistant  Secretary.  Assistant  General  Counsel  of  the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. He is 48 years old.

Charles Cardona,  Executive Vice President.  Executive Vice President of Dreyfus
     Service Corporation, a wholly-owned subsidiary of the Manager, President of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, and an officer of other investment companies advised and administered by the Manager. He is 44 years old.

William McDowell, Assistant Treasurer. Senior Accounting Manager - Taxable Fixed
     Income of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

     The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

     The following information supplements and replaces all contrary information contained in the section of the SAI entitled "Service Plans":

     Coincident with the transfer of distribution responsibilities from Premier to DSC, the Fund's Board adopted amendments to the Fund's Service Plan solely to reflect DSC as distributor, and to make other non-material amendments to update the Plan. There was no change to the amount payable under the Plan or to any other material terms to the Plan. The Amended Plan provides that DSC is entitled to reimbursement for distributing Fund shares and to receive payments for advertising and marketing related to Fund shares and for servicing shareholder accounts.